PBF Logistics Increases Quarterly Cash Distribution by 10% to $0.33 per Unit and
Announces Fourth Quarter Earnings Results

•	Increased Quarterly Distribution by 10% to $0.33 per Unit

•	Fourth Quarter Distributable Cash Flow of $16.7 million

•	Completed Toledo Storage Facility Acquisition, Increases Expected Annual EBITDA by $15.1 million

PARSIPPANY, NJ – February 12, 2015 – PBF Logistics LP (NYSE: PBFX, the "Partnership") announced today fourth quarter 2014 net income attributable to the partnership of $15.2 million, or $0.47 per limited partner unit. During the fourth quarter, the Partnership generated earnings before interest, income taxes, depreciation, and amortization (EBITDA) of $17.6 million and distributable cash flow of $16.7 million.

For the period from its initial public offering (IPO) that closed on May 14, 2014, to December 31, 2014, the Partnership reported net income of $30.0 million, or $0.94 per limited partner unit. For the period from the IPO through December 31, the Partnership generated EBITDA of $34.0 million and distributable cash flow of $32.8 million.

Included in our results for the fourth quarter are $540.0 thousand, or $0.016 per unit on a pre-tax basis, of transaction expenses included in our general and administrative expenses related to the recently completed acquisition of the Toledo Storage Facility, which closed on December 11, 2014. Also included in our results for the fourth quarter are $433.0 thousand, or $0.013 per unit, of expenses related to unit-based compensation.

The Toledo Storage Facility is located at PBF Energy's Toledo Refinery and consists of approximately 3.9 million barrels of combined feedstock and product storage capacity and related facilities, including a propane storage and loading facility. The total consideration of $150 million for the acquisition consisted of $135 million in cash and $15 million of PBFX common units, or 620,935 common units. In its first full year of operations following the acquisition, the Toledo Storage Facility is expected to contribute approximately $15.1 million of EBITDA, supported by a ten-year term storage and terminaling services agreement with subsidiaries of PBF Energy containing storage fees and a minimum volume throughput commitment of 4,400 barrels per day at the propane storage and loading facility. Annual maintenance capital expenditures are expected to average approximately $3.0 million.

"The fourth quarter was another growth quarter for PBFX. We followed our acquisition of the Delaware West Rack with our acquisition of the Toledo Storage Facility. In doing so, we have significantly increased the annual expected EBITDA of the Partnership since the time of the IPO. As a result, the board of directors of the General Partner has increased the quarterly distribution by 10% to $0.33 per unit to reflect the first full quarter of earnings contributions from the Delaware City West Rack during the fourth quarter," said PBF Logistics GP LLC Chief Executive Officer, Tom Nimbley. "We are actively pursuing opportunities to grow and diversify our earnings streams and increase distributions to our unit-holders."

As of December 31, 2014, the Partnership had $14.2 million in cash and cash equivalents and access to an additional $49.9 million under its existing revolving credit facility. The Partnership intends to use its financial resources to fund organic growth projects at the Partnership and future acquisitions.

PBF Logistics Announces Quarterly Distribution
The Board of Directors of PBF Logistics GP LLC, the Partnership's general partner, declared a regular quarterly cash distribution of $0.33 per unit. The distribution is payable on March 4, 2015, to unitholders of record at the close of business on February 23, 2015.

This release is intended to be a qualified notice to nominees under Treasury Regulations Section 1.1446-4(b). All of the Partnership's distributions to foreign investors are attributable to income that is effectively connected with a United States trade or business. Accordingly, the Partnership's distributions to foreign investors are subject to federal income tax withholding at the highest effective tax rate.

Non-GAAP Financial Measures
This earnings release, and the discussion during the management conference call, may include references to non-GAAP (U.S. Generally Accepted Accounting Principles) financial measures including, but not limited to, EBITDA (Earnings before Interest, Income Taxes, Depreciation and Amortization) and Distributable Cash Flow. PBFX's management believes that non-GAAP financial measures provide useful information about the Partnership's operating performance, financial results and the amount of cash generated by the Partnership's operations and the amount available for distribution to its unitholders. However, these measures have important limitations as analytical tools and should not be viewed in isolation or considered as alternatives for, or superior to, comparable GAAP financial measures. PBFX's non-GAAP financial measures may also differ from similarly named measures used by other companies. See the accompanying tables and footnotes in this release for additional information on the non-GAAP financial measures used in this release and reconciliations to the most directly comparable GAAP measures.

Conference Call Information
The Partnership's senior management will host a conference call and webcast regarding earnings results and other business matters on Thursday, February 12, 2015, at 11:00 a.m. ET. The call can also be heard by dialing (800) 862-9098 or (785) 424-1051, conference ID: PBFXQ414. The audio replay will be available two hours after the end of the call through February 28, 2015, by dialing (800) 374-1216 or (402) 220-0681. The call is being webcast and can be accessed at PBF Logistics’ website, http://www.pbflogistics.com.

Forward-Looking Statements
This press release contains forward-looking statements (as that term is defined under the federal securities laws) made by the Partnership and its management. Such statements are based on current expectations, forecasts and projections, including, but not limited to, anticipated financial and operating results, plans, objectives, expectations and intentions that are not historical in nature. Forward-looking statements should not be read as a guarantee of future performance or results, and may not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking statements are based on information available at the time, and are subject to various risks and uncertainties, including risks relating to the securities markets generally, the impact of adverse market conditions impacting PBFX's logistics and other assets and other risks inherent in PBFX's business. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see PBFX's filings with the Securities and Exchange Commission including the Form S-1 and prospectus relating to the initial public offering of the Partnership's common units. Forward-looking statements reflect information, facts and circumstances only as of the date they are made. PBFX assumes no responsibility or obligation to update forward-looking statements except as may be required by law.

PBF Logistics LP
PBF Logistics LP, headquartered in Parsippany, New Jersey, is a fee-based, growth-oriented master limited partnership formed by PBF Energy Inc. to own or lease, operate, develop and acquire crude oil and refined petroleum products terminals, pipelines, storage facilities and similar logistics assets.

###
Contacts:
Colin Murray (investors)
ir@pbfenergy.com
Tel: 973.455.7578

Michael C. Karlovich (media)
mediarelations@pbfenergy.com
Tel: 973.455.8994

Results of Operations (Unaudited)
Factors Affecting Comparability
The following tables present net income, distributable cash flow, earnings before interest, income taxes, depreciation and amortization expenses ("EBITDA") and related operational information of PBF Logistics LP ("PBFX" or the "Partnership") for the three months and year ended December 31, 2014 and 2013.  The financial information presented contains the financial results of PBF MLP Predecessor (the "Predecessor"), our predecessor for accounting purposes, for periods presented through May 13, 2014. The Predecessor includes the financial results of a light crude oil rail unloading terminal at PBF Energy Inc.'s Delaware City refinery (which we refer to as the “DCR Rail Terminal”), and a crude oil truck unloading terminal at the PBF Energy Inc.'s Toledo refinery (which we refer to as the “Toledo Truck Terminal”) which were acquired from subsidiaries of PBF Energy Inc. ("PBF Energy") during our initial public offering, completed on May 14, 2014 (the "Offering"). The consolidated financial results for the three months and year ended December 31, 2014 also include the results of operations for PBFX for the period beginning May 14, 2014, the date PBFX commenced operations.
The financial information contained herein of the Predecessor and PBFX has been retrospectively adjusted to include the historical results of a heavy crude oil rail unloading terminal at PBF Energy's Delaware City refinery (which we refer to as the "DCR West Rack") prior to its acquisition by PBFX on September 30, 2014, and a tank farm and related facilities located at PBF Energy's Toledo refinery, including a propane storage and loading facility (collectively referred to as the "Toledo Storage Facility") prior to its acquisition by PBFX on December 11, 2014. The DCR West Rack and Toledo Storage Facility were acquired from subsidiaries of our indirect parent company, PBF Energy (collectively referred to as the "Acquisitions from PBF"). The results of the DCR Rail Terminal, Toledo Truck Rack, DCR West Rack and the propane loading facility of the Toledo Storage Facility are included in the Terminaling segment. The tank farm and related facilities of the Toledo Storage Facility is included in the Storage segment.
Our Predecessor generally recognized only the costs and did not record revenue for transactions with PBF Energy prior to the Offering and Acquisitions from PBF. Affiliate revenues have been recorded for all of our assets subsequent to the commencement of the commercial agreements with PBF Energy upon completion of the Offering and Acquisitions from PBF.  As a result, the information included in the following tables is not comparable on a year-over-year basis.
Non-GAAP Financial Measures
We define EBITDA as net income (loss) before net interest expense, income taxes, depreciation and amortization expense. We define distributable cash flow as EBITDA plus non-cash unit-based compensation expense, less net cash paid for interest, maintenance capital expenditures and income taxes, to analyze our performance. Distributable cash flow will not reflect changes in working capital balances. Distributable cash flow and EBITDA are not presentations made in accordance with U.S. generally accepted accounting procedures ("GAAP").
EBITDA and distributable cash flow are not measures prescribed by U.S. GAAP (“non-GAAP”) but are supplemental financial measures that management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess:

•	our operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or, in the case of EBITDA, financing methods;

•	the ability of our assets to generate sufficient cash flow to make distributions to our unitholders;

•	our ability to incur and service debt and fund capital expenditures; and

•	the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.
We believe that the presentation of EBITDA provides useful information to investors in assessing our financial condition and results of operations. EBITDA and distributable cash flow should not be considered alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with GAAP. EBITDA and distributable cash flow have important limitations as analytical tools because they exclude some but not all items that affect net income and net cash provided by operating activities.
We believe that the presentation of distributable cash flow will provide useful information to investors as it is a widely accepted financial indicator used by investors to compare partnership performance, as it provides investors an enhanced perspective of the operating performance of our assets and the cash our business is generating. The GAAP measure most directly comparable to distributable cash flow is net income.
We also include the results of our operations excluding the results of our Predecessor. We believe that the presentation of our results of operations and capital expenditures excluding results of our Predecessor will provide useful information to investors in assessing our financial condition and results of operations. We believe investors want to analyze operations of our business under our current commercial agreements with PBF Energy.
These non-GAAP financial metrics should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Our definitions of these non-GAAP financial metrics may not be comparable to similarly titled measures of other partnerships, because they may be defined differently by other partnerships in our industry, thereby limiting their utility.

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited, in thousands)

	Three months ended December 31, 2014
	PBF Logistics LP	Predecessor	Consolidated Results

Revenue from affiliates (a)	$27,304	$—	$27,304

Costs and expenses:
Operating and maintenance expenses	6,712	1,563	8,275
General and administrative expenses (a) (b)	2,943	25	2,968
Depreciation and amortization expense	917	465	1,382
	10,572	2,053	12,625

Income (loss) from operations	16,732	(2,053)	14,679

Other income (expense):
Interest expense, net	(1,343)	—	(1,343)
Amortization of loan fees	(150)	—	(150)
Net income (loss)	15,239	(2,053)	13,186
Less: Net loss attributable to Predecessor	—	(2,053)	(2,053)
Limited partners' interest in net income attributable to the Partnership	$15,239	$—	$15,239

	Year Ended December 31,
	PBF Logistics LP	Predecessor	Consolidated Results

Revenue from affiliates (a)	$49,830	$—	$49,830

Costs and expenses:
Operating and maintenance expenses	9,418	12,946	22,364
General and administrative expenses (a) (b)	6,385	1,381	7,766
Depreciation and amortization expense	1,386	2,345	3,731
	17,189	16,672	33,861

Income (loss) from operations	32,641	(16,672)	15,969

Other income (expense):
Interest expense, net	(2,312)	—	(2,312)
Amortization of loan fees	(365)	—	(365)
Net income (loss)	29,964	(16,672)	13,292
Less: Net loss attributable to Predecessor	—	(16,672)	(16,672)
Limited partners' interest in net income attributable to the Partnership	$29,964	$—	$29,964

See Footnotes to Earnings Release Tables

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except unit and per unit data)

	Three months ended December 31,		Year ended December 31,
	2014	2013	2014	2013
		Predecessor		Predecessor

Revenue from affiliates (a)	$27,304	$—	$49,830	$—

Costs and expenses:
Operating and maintenance expenses	8,275	4,029	22,364	13,911
General and administrative expenses (a) (b)	2,968	524	7,766	2,024
Depreciation and amortization expense	1,382	672	3,731	2,366
	12,625	5,225	33,861	18,301

Income (loss) from operations	14,679	(5,225)	15,969	(18,301)

Other income (expense):
Interest expense, net	(1,343)	—	(2,312)	—
Amortization of loan fees	(150)	—	(365)	—
Net income (loss)	13,186	$(5,225)	13,292	$(18,301)
Less: Net loss attributable to Predecessor	(2,053)		(16,672)
Limited partners' interest in net income attributable to the Partnership	$15,239		$29,964

Net income per limited partner unit:
Common units - basic	$0.47		$0.94
Common units - diluted	$0.47		$0.94
Subordinated units - basic and diluted	$0.47		$0.93

Weighted-average limited partner units outstanding:
Common units - public (basic)	15,812,500		15,812,500
Common units - public (diluted)	15,813,377		15,814,525
Common units - PBF (basic and diluted)	798,575		355,302
Subordinated units - PBF (basic and diluted)	15,886,553		15,886,553

See Footnotes to Earnings Release Tables

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
RECONCILIATION OF AMOUNTS REPORTED UNDER U.S. GAAP
TO EBITDA AND DISTRIBUTABLE CASH FLOW
(Unaudited, in thousands)

	Three months ended December 31,		Year ended December 31,
	2014	2013	2014	2013
		Predecessor		Predecessor
Reconciliation of net income (loss) to EBITDA and distributable cash flow (c):
Net income (loss)	$13,186	$(5,225)	$13,292	$(18,301)
Interest expense, net	1,343	—	2,312	—
Amortization of loan fees	150	—	365	—
Depreciation and amortization	1,382	672	3,731	2,366
EBITDA	16,061	(4,553)	19,700	(15,935)
Less: Predecessor EBITDA	(1,588)	(4,553)	(14,327)	(15,935)
EBITDA attributable to PBFX	17,649	$—	34,027	$—
Non-cash unit-based compensation expense	433		1,086
Interest expense, net	(1,343)		(2,312)
Maintenance capital expenditures	—		—
Distributable cash flow	$16,739		$32,801

Reconciliation of net cash provided by (used in) operating activities to EBITDA and distributable cash flow (c):
Net cash provided by (used in) operating activities	$10,245	$(4,553)	$7,568	$(15,935)
Change in current assets and liabilities	4,906	—	10,906	—
Interest expense, net	1,343	—	2,312	—
Non-cash unit-based compensation expense	(433)	—	(1,086)	—
EBITDA	16,061	(4,553)	19,700	(15,935)
Less: Predecessor EBITDA	(1,588)	(4,553)	(14,327)	(15,935)
EBITDA attributable to PBFX	17,649	$—	34,027	$—
Non-cash unit-based compensation expense	433		1,086
Interest expense, net	(1,343)		(2,312)
Maintenance capital expenditures	—		—
Distributable cash flow	$16,739		$32,801

See Footnotes to Earnings Release Tables

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
RECONCILIATION OF AMOUNTS REPORTED UNDER U.S. GAAP
TO EBITDA AND DISTRIBUTABLE CASH FLOW
(Unaudited, in thousands)

	Three months ended December 31, 2014
	PBF Logistics LP	Predecessor	Consolidated Results
Reconciliation of net income (loss) to EBITDA and distributable cash flow (c):
Net income (loss)	$15,239	$(2,053)	$13,186
Interest expense, net	1,343	—	1,343
Amortization of loan fees	150	—	150
Depreciation and amortization	917	465	1,382
EBITDA	17,649	(1,588)	16,061
Less: Predecessor EBITDA	—	(1,588)	(1,588)
EBITDA attributable to PBFX	17,649	$—	17,649
Non-cash unit-based compensation expense	433		433
Interest expense, net	(1,343)		(1,343)
Maintenance capital expenditures	—		—
Distributable cash flow	$16,739		$16,739

Reconciliation of net cash provided by (used in) operating activities to EBITDA and distributable cash flow (c):
Net cash provided by (used in) operating activities	$12,529	$(2,284)	$10,245
Change in current assets and liabilities	4,210	696	4,906
Interest expense, net	1,343	—	1,343
Non-cash unit-based compensation expense	(433)	—	(433)
EBITDA	17,649	(1,588)	16,061
Less: Predecessor EBITDA	—	(1,588)	(1,588)
EBITDA attributable to PBFX	17,649	$—	17,649
Non-cash unit-based compensation expense	433		433
Interest expense, net	(1,343)		(1,343)
Maintenance capital expenditures	—		—
Distributable cash flow	$16,739		$16,739

See Footnotes to Earnings Release Tables

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
RECONCILIATION OF AMOUNTS REPORTED UNDER U.S. GAAP
TO EBITDA AND DISTRIBUTABLE CASH FLOW
(Unaudited, in thousands)

	Year ended December 31, 2014
	PBF Logistics LP	Predecessor	Consolidated Results
Reconciliation of net income (loss) to EBITDA and distributable cash flow (c):
Net income (loss)	$29,964	$(16,672)	$13,292
Interest expense, net	2,312	—	2,312
Amortization of loan fees	365	—	365
Depreciation and amortization	1,386	2,345	3,731
EBITDA	34,027	(14,327)	19,700
Less: Predecessor EBITDA	—	(14,327)	(14,327)
EBITDA attributable to PBFX	34,027	$—	34,027
Non-cash unit-based compensation expense	1,086		1,086
Interest expense, net	(2,312)		(2,312)
Maintenance capital expenditures	—		—
Distributable cash flow	$32,801		$32,801

Reconciliation of net cash provided by (used in) operating activities to EBITDA and distributable cash flow (c):
Net cash provided by (used in) operating activities	$25,118	$(17,550)	$7,568
Change in current assets and liabilities	7,683	3,223	10,906
Interest expense, net	2,312	—	2,312
Non-cash unit-based compensation expense	(1,086)	—	(1,086)
EBITDA	34,027	(14,327)	19,700
Less: Predecessor EBITDA	—	(14,327)	(14,327)
EBITDA attributable to PBFX	34,027	$—	34,027
Non-cash unit-based compensation expense	1,086		1,086
Interest expense, net	(2,312)		(2,312)
Maintenance capital expenditures	—		—
Distributable cash flow	$32,801		$32,801

See Footnotes to Earnings Release Tables

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
KEY OPERATING AND FINANCIAL INFORMATION
(Unaudited, amounts in thousands except per unit data or as indicated)

	Three months ended December 31,		Year ended December 31,
	2014	2013	2014	2013
		Predecessor		Predecessor
Key Operating Information:
Throughput (barrels per day ("bpd") in thousands) (d)
Delaware City Rail Terminal	75.6	N/A	74.4	N/A
DCR West Rack	51.2	N/A	51.2	N/A
Toledo Truck Terminal	6.6	N/A	9.2	N/A
Toledo Propane Loading Facility (e)	3.9	N/A	3.9	N/A
Total Throughput (in thousands of barrels) (d)
Delaware City Rail Terminal	6,952.9	N/A	17,265.8	N/A
DCR West Rack	4,708.9	N/A	4,708.9	N/A
Toledo Truck Terminal	604.9	N/A	2,131.0	N/A
Toledo Propane Loading Facility (e)	78.4	N/A	78.4	N/A
Total	12,345.1	N/A	24,184.1	N/A

Storage capacity reserved (shell capacity barrels) (f)	3,713.1	N/A	3,713.1	N/A

Cash Flow Information:
Net cash provided by (used in):
Operating activities	$10,245	$(4,553)	$7,568	$(15,935)
Investing activities	23,525	(17,434)	(282,144)	(46,246)
Financing activities	(31,690)	21,987	288,741	62,181
Net increase (decrease) in cash	$2,080	$—	$14,165	$—

Other Financial Information:
EBITDA attributable to PBFX (c)	$17,649	$—	$34,027	$—
Distributable cash flow (c)	$16,739	N/A	$32,801	N/A
Quarterly distribution declared per unit (g)	$0.33	N/A	$0.79	N/A
Distribution declared (g):
Common units - public	$5,309	N/A	$12,706	N/A
Common units - PBF	424	N/A	635	N/A
Subordinated units - PBF	5,243	N/A	12,551	N/A
Total distribution declared	$10,976	N/A	$25,892	N/A
Capital expenditures	$6,456	$17,434	$47,215	$46,246

	December 31,	December 31,
Balance Sheet Information:	2014	2013
		Predecessor
Cash, cash equivalents and marketable securities	$249,095	$—
Property, plant and equipment, net	130,779	85,626
Total assets	393,951	85,626
Total debt	510,000	—
Total liabilities	514,244	3,224
Net investment - Predecessor	N/A	82,402
Partners' equity	(120,293)	N/A
Total liabilities and equity	393,951	85,626

See Footnotes to Earnings Release Tables

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
SEGMENT FINANCIAL INFORMATION
(Unaudited, in thousands)

	Three months ended December 31, 2014
	Terminaling	Storage	Corporate	Consolidated Total
Revenues (a)	$26,106	$1,198	$—	$27,304
Depreciation and amortization expense	789	593	—	1,382
Income (loss) from operations	18,700	(1,053)	(2,968)	14,679
Interest expense, net and amortization of loan fees	—	—	(1,493)	(1,493)
Capital expenditures	2,363	4,093	—	6,456

	Three months ended December 31, 2013
	Terminaling	Storage	Corporate	Consolidated Total
Revenues (a)	$—	$—	$—	$—
Depreciation and amortization expense	291	381	—	672
Income (loss) from operations	(2,279)	(2,422)	(524)	(5,225)
Interest expense, net and amortization of loan fees	—	—	—	—
Capital expenditures	8,762	8,672	—	17,434

	Year ended December 31, 2014
	Terminaling	Storage	Corporate	Consolidated Total
Revenues (a)	$48,632	$1,198	$—	$49,830
Depreciation and amortization expense	1,952	1,779	—	3,731
Income (loss) from operations	31,675	(7,940)	(7,766)	15,969
Interest expense, net and amortization of loan fees	—	—	(2,677)	(2,677)
Capital expenditures	31,689	15,526	—	47,215

	Year ended December 31, 2013
	Terminaling	Storage	Corporate	Consolidated Total
Revenues (a)	$—	$—	$—	$—
Depreciation and amortization expense	1,034	1,332	—	2,366
Income (loss) from operations	(8,301)	(7,976)	(2,024)	(18,301)
Interest expense, net and amortization of loan fees	—	—	—	—
Capital expenditures	27,454	18,792	—	46,246

	Balance at December 31, 2014
	Terminaling	Storage	Corporate	Consolidated Total
Total assets	$89,441	$53,038	$251,472	$393,951

	Balance at December 31, 2013
	Terminaling	Storage	Corporate	Consolidated Total
Total assets	$48,259	$37,367	$—	$85,626

See Footnotes to Earnings Release Tables

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
FOOTNOTES TO EARNINGS RELEASE TABLES
(Unaudited)

(a)
See discussion of the factors affecting comparability noted on page 4. The Partnership's results of operations may not be comparable to the Predecessor's historical results of operations for the reasons described below:

Revenues-  There are differences in the way our Predecessor recorded revenues and the way the Partnership records revenues after completion of the Offering and Acquisitions from PBF as discussed under "Factors Affecting Comparability."

General and Administrative Expenses-  Our Predecessor's general and administrative expenses included direct charges for the management and operation of our logistics assets and certain expenses allocated by PBF Energy for general corporate services, such as treasury, accounting and legal services. These expenses were charged, or allocated, to our Predecessor based on the nature of the expenses. PBF Energy continues to charge the Partnership a combination of direct charges for the management and operation of our logistics assets and a fixed annual fee for general corporate services, such as treasury, accounting and legal services. We also incur additional incremental general and administrative expenses as a result of being a separate publicly-traded partnership.

(b)
General and administrative expenses include transaction costs related to the Acquisitions from PBF of $0.5 million in the three months ended December 31, 2014 and $1.1 million in the year ended December 31, 2014.

(c)
See “Non-GAAP Financial Measures” on page 4 for a definition of EBITDA, adjusted EBITDA and distributable cash flow and for information regarding the disaggregated presentation of our results of operations to exclude our Predecessor.

(d)
Operating information pertains to assets which are included in the Terminaling segment. Throughput information reflects activity subsequent to execution of the commercial agreements in connection with the Offering and Acquisitions from PBF.

(e) Throughput volumes based on twenty days of activity subsequent to the Toledo Storage Facility acquisition.

(f)
Operating information pertains to assets which are included in the Storage segment. Shell capacity information reflects activity subsequent to execution of the commercial agreements in connection with the Toledo Storage Facility acquisition.

(g) On February 6, 2015, we declared a quarterly cash distribution of $0.33 per limited partner unit for the fourth quarter of 2014.